UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017 (December 10, 2017)

Kadmon Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37841	27-3576929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 308-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On December 10, 2017, Kadmon Holdings, Inc. (the “Company”) issued a press release announcing additional encouraging findings from an ongoing Phase 2 clinical trial demonstrating that KD025, its Rho-associated coiled-coil kinase 2 (ROCK2) inhibitor, was well tolerated and resulted in clinically meaningful responses in patients with chronic graft-versus-host disease (cGVHD). The results were presented in a poster at the 59th American Society of Hematology (ASH) Annual Meeting in Atlanta (Poster #3256). The full text of the press release and a copy of the poster are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated December 10, 2017, issued by Kadmon Holdings, Inc.
99.2	Kadmon Holdings, Inc., Initial Results of KD025-208: A Phase 2a Open-Label Trial of KD025 for Steroid-Dependent Chronic Graft Versus Host Disease.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kadmon Holdings, Inc.

Date: December 11, 2017	/s/ Konstantin Poukalov
Konstantin Poukalov
Executive Vice President, Chief Financial Officer